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                                                                   Exhibit 10.12
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                          Independent Auditor's Report
                          ----------------------------


To the Board of Directors and Shareholders
Anthony & Sylvan Pools Corporation

Under date of February 15, 2002, we reported on the consolidated balance sheet of Anthony & Sylvan Pools Corporation and subsidiaries (the Company) as of December 31, 2001, and the related consolidated statements of income, shareholders' equity, and cash flows for the year ended December 31, 2001, which are included in the Form 10-K. In connection with our audit of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedule for the year ended December 31, 2001 in the Form 10-K. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.

In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


KPMG LLP
February 15, 2002




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